UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2008

DIGIMARC CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 000-28317

Delaware	94-3342784
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9405 SW Gemini Drive, Beaverton Oregon	97008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (503) 469-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

As previously reported in its current report on Form 8-K filed on March 24, 2008, on March 23, 2008, Digimarc Corporation (“Digimarc”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with L-1 Identity Solutions, Inc. (“L-1”) and Dolomite Acquisition Co., a wholly-owned subsidiary of L-1 (“Merger Sub”), pursuant to which Merger Sub will be merged with and into Digimarc (the “Merger”), with Digimarc continuing after the Merger as the surviving corporation and a subsidiary of L-1.  Prior to the Merger, Digimarc will contribute all of the assets and liabilities related to its Digital Watermarking business, together with all of Digimarc’s cash, to a wholly-owned subsidiary of Digimarc, the shares of which will be distributed to Digimarc’s stockholders in a taxable spin-off transaction.

On June 23, 2008, Digimarc announced the filing of a registration statement on Form 10 by DMRC Corporation, a corporation formed for the purposes of the spin-off, to register the shares of common stock to be distributed in the spin-off.

The press release issued by Digimarc is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Additional Information and Where to Find It

In connection with the proposed acquisition by L-1, L-1 will file with the SEC a Registration Statement on Form S-4 and Digimarc will file with the SEC a proxy statement/prospectus.  Investors are urged to read the Registration Statement and proxy statement/prospectus carefully when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements thereto, because they will contain important information.  Investors and other interested parties will be able to obtain free copies of the Registration Statement, proxy statement/prospectus and other documents filed with the SEC (when available) from the SEC’s website at www.sec.gov.  In addition, investors and other interested parties will be able to obtain free copies of the Registration Statement and proxy statement/prospectus (when available) by directing a request by mail or telephone to L-1 Identity Solutions, 177 Broad Street, Stamford, Connecticut 06901, Attention: Investor Relations, telephone: (203) 504-1100, or to Digimarc, 9405 SW Gemini Drive, Beaverton, Oregon 97008, Attention: Investor Relations, telephone: (503) 469-4659.

L-1, Digimarc and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Digimarc in connection with the transactions described herein.  Information regarding the special interests of these directors and executive officers will be included in the Registration Statement and proxy statement/prospectus described above.  Additional information regarding L-1’s directors and executive officers is set forth in L-1’s most recent proxy statement, which was filed with the SEC on March 20, 2008.  Additional information regarding Digimarc’s directors and executive officers is set forth in Digimarc’s most recent proxy statement, which was filed with the SEC on March 12, 2008.  These documents are available free of charge from the SEC’s web site at www.sec.gov and from L-1 Identity Solutions and Digimarc at their respective addresses set forth in the preceding paragraph.

Forward Looking Statements

Statements contained in this report that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  All of these statements are based upon information available to Digimarc as of the date of this report, and Digimarc disclaims any intention or obligation to update any of these statements.  Actual results could differ materially from current expectations.  For a list and description of risks and uncertainties associated with Digimarc’s business, see Digimarc’s reports filed from time to time by it with the U.S. Securities and Exchange Commission, including Digimarc Corporation’s Form 10-K for the year ended December 31, 2007 and Form 10-Q for the quarter ended March 31, 2008.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press Release issued by Digimarc Corporation, dated June 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2008
DIGIMARC CORPORATION
By:
/s/ Michael McConnell
Michael McConnell
Chief Financial Officer and Treasurer

Exhibit	Description
99.1	Press Release issued by Digimarc Corporation, dated June 23, 2008.